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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-39109, 333-58207, 333-78905, 333-79037, and
333-86661) of 3dfx Interactive, Inc. of our report dated February 29, 2000 appearing in this Annual Report on Form 10-K/A. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K/A.



PricewaterhouseCoopers LLP
San Jose, California
June 5, 2000